                           POWER OF ATTORNEY

         Know all by these  presents,  that the  undersigned  hereby constitutes  and  appoints  each of Hugh  Panero  and  Joseph  M.Titlebaum, signing singly, the undersigned's true and lawful attorney-in-fact to:

         (1)      execute for and on behalf of the  undersigned,  in the
                  undersigned's  capacity as an officer  and/or  director of XM
                  Satellite Radio Holdings Inc. (the  "Company"),  Forms 3, 4,
                  and 5 in accordance with Section 16(a) of the Securities
                  Exchange Act of 1934 and the rules thereunder;

         (2)      do and perform any and all acts for and on behalf of the
                  undersigned  which may be necessary or desirable to complete and  execute  any such Form 3, 4, or 5 and  timely  file such form with the United  States  Securities  and  Exchange
                  Commission and any stock exchange or similar authority; and

         (3)      take any other  action of any type  whatsoever  in
                  connection  with the  foregoing  which, in the  opinion of such attorney-in-fact,  may be of benefit to, in the best
                  interest of, or legally required by, the  undersigned,  it being understood that the documents executed by such
                  attorney-in-fact on behalf of the undersigned  pursuant to this Power of Attorney  shall be in such form and shall
                  contain such terms and conditions as such  attorney-in-fact may approve in such attorney-in-fact's discretion.

         The  undersigned  hereby  grants to each  attorney-in-fact  full power and  authority  to do and perform any and every act and thing whatsoever requisite,  necessary,  or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all  intents  and  purposes  as the  undersigned  might or could do if  personally  present,  with  full  power of  substitution  or revocation,  hereby  ratifying and confirming all that such  attorney-in-fact,  or such  attorney-in-fact's  substitute or substitutes, shall  lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein  granted.  The  undersigned acknowledges  that the foregoing  attorneys-in-fact,  in serving in such capacity at the request of the undersigned,  are not assuming, nor is the Company assuming,  any of the undersigned's  responsibilities  to comply with Section 16 of the Securities
Exchange Act of 1934.

         This Power of Attorney shall remain in full force and effect until the undersigned is no longer  required to file Forms 3, 4, and 5 with respect to the  undersigned's  holdings of and transactions in securities  issued by the
Company,  unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of August, 2004.

                                        /s/ Erik Toppenberg
                                        Name:   Erik Toppenberg
                                        Title:  Executive Vice President,
                                                Programming